UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

May 2, 2026
Date of Report (Date of earliest event reported)
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A10 NETWORKS, INC.
(Exact name of the registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 325-8668
(Name and telephone number, including area code, of the person to contact in connection with this report)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

As previously disclosed, Sheen Khoury was terminated as the Executive Vice President, Worldwide Sales and Marketing of A10 Networks, Inc. (the “Company”) on April 27, 2026, effective immediately.

In connection with Mr. Khoury’s termination, on May 2, 2026, the Company and Mr. Khoury executed a Separation Agreement and Release (the “Separation Agreement”), effective on the eighth day after Mr. Khoury signed the Separation Agreement, so long as the Separation Agreement has not been revoked by the Company or Mr. Khoury on or before such date (the “Effective Date”).

Pursuant to the Separation Agreement, on the Effective Date, and in consideration of Mr. Khoury’s delivery of an effective release of claims, the following equity awards’ vesting will be accelerated: (i) certain of Mr. Khoury’s restricted stock units representing 11,667 shares of the Company’s common stock (“Common Stock”) under the terms of the Company’s 2023 Stock Inventive Plan (the “2023 Plan”), for which the applicable vesting conditions were nearly met at the time of Mr. Khoury’s termination; and (ii) certain of Mr. Khoury’s performance-based restricted stock units tied to certain stock price thresholds, representing an aggregate of 21,385 shares of Common Stock under the 2023 Plan, for which the applicable performance-vesting conditions were met and service-vesting conditions were nearly met. Other than the foregoing, no other compensation or benefits will be provided to Mr. Khoury in connection with his termination.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2026

A10 NETWORKS, INC.
By: /s/ Scott Weber
Scott Weber
General Counsel